EXHIBIT 99.2

       BANK LIABILITIES - ARROW CARS INTERNATIONAL INC AND ARROW CARS S.L.

     The following is a summary of the terms of various bank credit lines and leasing contracts of Arrow Cars International, Inc. and Arrow Cars S.L.

BANKINTER S.A.:

CREDIT LINES:

BANKINTER CREDIT LINE 327:

Interest rate:             Variable & Average EURIBOR over three months + 2.50%.
Term:                      No expiry date but renewable every year.
Use & application of loan: Revenue earning equipment - cars.

BANKINTER CREDIT LINE 114:

Interest rate:             Average EURIBOR over three months + 2.50%.
Term:                      Yearly renewable.
Use & application of loan: Revenue earning equipment - cars.

BANKINTER LEASING CONTRACTS:

LEASING CONTRACT - 900017:

Interest rate:             3.34%. Variable
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

LEASING CONTRACT -900024:

Interest rate:             2.76%. Variable.
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

LEASING CONTRACT- 900031:

Interest rate:             2.69%. Variable.
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

LEASING CONTRACT- 000026:

Interest rate:             2.71%. Variable.
Term:                      60 months
Use & application of loan: purchase of trackers

LEASING CONTRACT- 000033:

Interest rate:             2.72%. Variable.
Term:                      60 months.
Use & application of loan: purchase of trackers

LEASING CONTRACT- 000047:

Interest rate:             3.16%. Variable.
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.
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       BANK LIABILITIES - ARROW CARS INTERNATIONAL INC AND ARROW CARS S.L.

LEASING CONTRACT -000054:

Interest rate:             2.72%. Variable.
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

LEASING CONTRACT- 100056:

Interest rate:             6.51%. Variable.
Term:                      36 months
Use & application of loan: purchase of car lift

LEASING CONTRACT- 200016:

Interest rate:             6.33%. Variable.
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

LEASING CONTRACT-200044:

Interest rate:             4.89%. Variable.
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

LEASING CONTRACT- 200051:

Interest rate:             6.33%. Variable.
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

LEASING CONTRACT- 200065:

Interest rate:             5.73%. Variable.
Term:                      36 months
Use:                       purchase of tool box

LEASING CONTRACT- 200072:

Interest rate:             6.33%. Variable.
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

LEASING CONTRACT- 200086:

Interest rate:             6.33%. Variable.
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

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       BANK LIABILITIES - ARROW CARS INTERNATIONAL INC AND ARROW CARS S.L.

BANCO POPULAR ESPANOL S.A.:

BANCO POPULAR CREDIT LINE:

Interest rate:             3.00%.Variable.
Term:                      12 months renewable
Use & application of loan: Revenue earning equipment - cars.

BANCO POPULAR BANK LOAN:

Interest rate:             4,997%. Fixed
Term:                      60 months.
Use:                       Partial cancellation of Bankinter credit line
                           identified with number 114

BANCO POPULAR LEASINGS CONTRACTS:

There are 37 Banco Popular leasing contracts in total, of which the following contracts are all subject to the same terms and conditions: - 1402; - 1321; - 1317; - 1310; -1311; - 1318; - 1312; - 1319; - 1313; - 1320; - 1322; - 1306; -
1323;  - 1324; - 1332; - 1309; - 1328; - 1308; - 1315; - 1325; - 1305; - 1316; -
1329; - 1330; - 1327; - 1333; - 1334; - 1335; - 1331 and - 1403:

Interest rate:             4.243%. Fixed interest
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

Those Banco Popular Leasing contracts identified as: - 7665, 7663, 7664, 7668, and 7669 - are all subject to the following terms and conditions:

Interest rate:             6.62%. Fixed
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

The terms and conditions of Banco Popular Leasing contract - 7666 are as follows:

Interest rate:             6.33%.   Fixed
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.

The terms and conditions of Banco Popular Leasing contract - 1073 are as follows:

Interest rate:             6.257%. Fixed
Term:                      60 months
Use & application of loan: Revenue earning equipment - cars.